UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2007

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In its Current Report on Form 8-K filed May 8, 2007, LCC International, Inc. ("LCC" or the "Company") previously disclosed that it did not believe it would be able to file its Form 10-Q for the period ended March 31, 2007 (the "Form 10-Q") with the Securities and Exchange Commission ("SEC") by the prescribed date due because the Company is in the process of selecting and retaining a new audit firm.

As expected, when the Form 10-Q was not filed by the required date, LCC received a Nasdaq staff determination letter on May 14th stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it had not timely filed its Form 10-Q with Nasdaq. This failure to timely file the Form 10-Q will be considered at the May 17th hearing before a Nasdaq Listing Qualifications Panel that was previously scheduled to address the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the "Form 10-K"). The Company's common stock will remain listed on The Nasdaq Global Market pending the outcome of the Nasdaq Listing Qualifications Panel's decision. The Company will be seeking an extension under the listing requirements for a period of time to complete its filings, but cannot provide any assurances that the Nasdaq Listing Qualifications Panel will grant its request for continued listing on The Nasdaq Global Market.

As previously disclosed, the Company has not yet filed its Form 10-K with the SEC because the audit of the financial statements to be included in the Form 10-K is not complete and because the required testing and review procedures with respect to the Company's internal controls in accordance with Section 404 of the Sarbanes Oxley Act of 2002 is not complete. Also as previously disclosed, following completion of the audit of the financial statements to be included in the Form 10-K, KPMG LLP will cease to serve as the Company’s independent auditor. The Company is in the process of selecting a new audit firm to replace KPMG LLP. The timing for filing the Form 10-Q will depend upon the timing of the selection of the new audit firm and review of the Company's first quarter results by the new audit firm when selected.

A copy of the Company's press release of May 16, 2007 is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1
Press Release, dated May 16, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

May 16, 2007	By:	/s/ Louis Salamone, Jr.

Name: Louis Salamone, Jr.
Title: Executive Vice President,CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 16, 2007